UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 21, 2005

Vital Images, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Fernbrook Lane No., Suite 200, Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On January 21, 2005, Vital Images, Inc. announced that Jay D. Miller, president and chief executive officer, will be presenting at the Piper Jaffray Health Care Conference on Wednesday, January 26, 2005.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On January 21, 2005, Vital Images, Inc. announced that Jay D. Miller, president and chief executive officer, will be presenting at the Piper Jaffray Health Care Conference on Wednesday, January 26, 2005.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K:

99.1                           A copy of the press release issued by Vital Images, Inc. on January 21, 2005, announcing that Jay D. Miller, president and chief executive officer, will be presenting at the Piper Jaffray Health Care Conference on Wednesday, January 26, 2005, is being furnished as an exhibit to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: January 25, 2005	By	/s/ Jay D. Miller
Jay D. Miller
President and Chief Executive Officer (Chief Executive Officer)